Exhibit 23


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the following Registration Statements of McDonald's Corporation and in the related prospectuses of our report dated January 23, 1997, with respect to the consolidated financial statements of McDonald's Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1996:


                              Commission File No.
                      -----------------------------------
                          Form S-8            Form S-3
                      -----------------------------------
                          33-09267            33-00001
                          33-24958            33-42642
                          33-49817            33-50695
                          33-50701            33-64873
                          33-58840            33-60939
                         333-03409           333-14141











     /s/ ERNST & YOUNG LLP
         Chicago, Illinois
         March 28, 1997